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EXHIBIT 99(a)

 CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Northland Cable Properties Eight Limited Partnership (the "Partnership") on Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-K"), I, John Whetzell, Chief Executive Officer of Northland Communications Corporation, the General Partner, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that;

         (1) The Form 10-K fully complies with the requirements of Section 13 (a) or (15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78(d)); and

         (2) The information contained in the Form 10-K fairly presents in all material respects, the financial condition and results of operations of the Partnership.

DATE: 3-31-03

/s/ JOHN S. WHETZELL
    ----------------
    John S. Whetzell
    CHIEF EXECUTIVE OFFICER